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                                FORM OF DEBENTURE

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED IN REGULATION S UNDER THE ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE ACT) EXCEPT PURSUANT TO REGISTRATION UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS.

No. _______                                                       US $100,000

                      BYRON PREISS MULTIMEDIA COMPANY, INC.

                 6.0% CONVERTIBLE DEBENTURE DUE OCTOBER 31, 1999

         THIS DEBENTURE is one of a duly authorized issue of Debentures of Byron Preiss Multimedia Company, Inc., a corporation duly organized and existing under the laws of New York (the "Company") designated as its 6.0% Convertible Debenture Due October 31, 1999, in an aggregate principal amount not exceeding One Hundred Thousand Dollars (U.S. $100,000).

         FOR VALUE RECEIVED, the Company promises to pay to _____________________________ the registered holder hereof and its successors and assigns (the "Holder"), the principal sum of One Hundred Thousand Dollars (US $100,000) on October 31, 1999 (the "Maturity Date"), and to pay interest on the principal sum outstanding, at the rate of 6% per annum due and payable quarterly in arrears for each quarter ending March 31, June 30, September 30, and December 31 (an "interest determination date"), within 10 business days of the end of such quarter, commencing with the quarterly period ending December 31, 1997. Accrual of interest shall commence on the date hereof and shall continue until payment in full of the outstanding principal sum has been made or duly provided for or the date of conversion of the Debentures. The interest so payable will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register"); provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Offshore Securities Subscription Agreement dated as of October 15, 1997 between the Company and _____________________________ (the "Subscription Agreement"). The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder hereof from time to time; provided, however, that the Company may, at its sole option, pay any or all accrued interest hereunder in shares of the Company's Common Stock (as herein defined), and in any such case, the shares of Common Stock shall be valued on the basis of the 5-day average closing bid price as of the applicable interest determination date. The Company will pay the outstanding principal of and all accrued and unpaid interest due upon this Debenture on the



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Maturity Date, less any amounts required by law to be deducted or withheld, to the record Holder of this Debenture as of the Maturity Date and addressed to such record Holder at the last address appearing on the Debenture Register. The forwarding of such check shall constitute a payment of outstanding principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check plus any amounts so deducted.

         This Debenture is subject to the following additional provisions:

         1. The Debentures are issuable in denominations of Fifty Thousand Dollars (US$50,000) and integral multiples thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holders surrendering the same but not less than U.S. $50,000. No service charge will be made for such registration or transfer or exchange.

         2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

         3. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged in the U.S. only in compliance with the Securities Act of 1933, as amended (the "Act") and applicable state securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary. Any holder of this Debenture, electing to exercise the right of conversion set forth in Section 4 hereof, in addition to the requirements set forth in Section 4, is also required to give the Company written confirmation that it is not a U.S. Person or for the account or benefit of a U.S. Person and the Debenture is not being converted on behalf of a U.S. Person ("Notice of Conversion"). In the event a Notice of Conversion or opinion of counsel is not provided the Holder hereof will not be entitled to exercise the right to convert the Debentures pursuant to Section 4(a) herein. The Company will use its best efforts to cause its counsel to render an opinion to the Company's transfer agent, to the extent required by the transfer agent, to the effect that the Debenture and shares of common stock issuable upon conversion thereof have been registered under the 1933 Act or are exempt from such registration.

         4. (a) The Holder of this Debenture is entitled, at its option, at any time commencing 60 days after issue hereof to convert any or all of the original principal amount of this Debenture into shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"), at a conversion price for each share of Common Stock equal to the lower of (a) 75% of the average closing bid price of the Common Stock for the five (5) business days immediately preceding the conversion date or (b) 80% of the average of the closing bid price of the Common Stock for the five (5) business days immediately preceding the date of Subscription by the Holder in each case as reported by the National Association of Securities Dealers

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Automated Quotation System ("NASDAQ") (the "Conversion Price"). Such conversion shall be effectuated by surrendering the Debentures to be converted to the Company with the form of conversion notice (by facsimile copy) attached hereto as Exhibit A, executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied by proper assignment hereof in blank. Accrued but unpaid interest shall be subject to conversion at the option of the Company. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share, with the fraction paid in cash at the discretion of the Company. The date on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered this Debenture, with the conversion notice duly executed, to the Company. On or after 90 days of the issuance of Debenture, the Company, at its option, can require Holder to convert any and all of the principal amount of this Debenture and interest thereon not converted in accordance with the provisions of this paragraph provided, however, that such 90 day waiting period shall be waived in the event that Holder demands this Debenture to be immediately due and payable upon an "Event of Default" described in Section 8 below.

                  (b) Notwithstanding the provisions of paragraph 4(a) hereof, the Company is entitled, at its option, to redeem part or all of the Debentures by paying to the holder the product of (i) the aggregate principal amount of the Debentures being redeemed, and (ii) 130%. Such payment shall include accrued interest to such date, and shall be less any amounts required by law to be deducted or withheld. Such payment shall be made by delivering immediately available funds in United States Dollars by wire transfer to the Holder, or if no wiring instructions have been provided to the Company, by cashier's or certified check to the last address of Holder appearing on the Debenture Register, within 5 days of the date of the Company's giving notice to the holder of the Company's intention to redeem all or part of the Debentures. The wiring of such funds or the forwarding of such check shall constitute a payment of principal and interest hereunder and shall automatically satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such wire or check plus any amount so deducted. Company shall notify Holder of its intent to redeem within 2 days of receipt of the Notice of Conversion.

         5. No provision of this Debenture, other than the provision for forced conversion, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin currency, herein prescribed.


         6. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder except as otherwise set forth herein and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

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         7. The Company agrees to pay all costs and expenses, including reasonable attorneys' fees, which may be incurred by the Holder in collecting any amount due under this Debenture.

         8. If one or more of the following described "Events of Default" shall occur:

                  (a) The Company shall default in the payment of principal or interest on this Debenture; or

                  (b) Any of the material representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other written statements heretofore or hereafter furnished directly by the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

                  (c) The Company shall fail to perform or observe, in any material respect, any other material covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of ten (10) business days after notice from the Holder of such failure including, but not limited to, failure to issue the Common Stock upon conversion of this Debenture pursuant to paragraph 4 hereof; or

                  (d) The Company shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for all of its or for a substantial part of its property or business; or

                  (e)      A trustee, liquidator or receiver shall be appointed

                           for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

                  (f) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

                  (g) Any money judgment, writ or warrant of attachment, or similar process in excess of Seven Hundred Fifty Thousand ($750,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

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                  (h)      Bankruptcy, reorganization, insolvency or liquidation
                           proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such instruction of the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

                  (i) The Company shall have its Common Stock delisted from all exchanges or over- the-counter market.

Then, or at any time thereafter, and in each and every such case, as long as such Event of Default is continuing for ten (10) business days after written notice of such Event of Default unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace other than as contained in this Section, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law except that Company shall maintain at all times the absolute right to force conversion of the Debentures pursuant to Section 4 hereof.

         9. This Debenture represents a general unsecured obligation of the Company. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         10. The Holder of this Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon exercise thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

         11. In case any provision of this Debenture is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Debenture will not in any way be affected or impaired thereby. Anything in this Debenture to the contrary notwithstanding, the obligations of the Company to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the extent that the Holder's receipt thereof would not be permissible

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under the law or laws applicable to it limiting rates of interest which may be charged or collected by it.

         12. This Debenture and the agreements referred to in this Debenture constitute the full and entire understanding and agreement between the Company and the Holder with respect to the subject hereof. Neither this Debenture nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

         13. This Debenture shall be governed by and construed in accordance with the laws of New York, without giving effect to its conflicts of law rules.

         14. As set forth herein, the Company shall use all reasonable efforts to issue and deliver, within ten business days after the Holder has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Holder or any party receiving a Debenture by transfer from the Holder (together, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay liquidated damages to the Holder for late issuance of Shares upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond ten (10) business days from the date of receipt by the Company of a Notice of Conversion and the transfer agent of all necessary documentation duly executed and in proper form required for conversion, including the original Debenture to be converted, all in accordance with the Debenture, Subscription Agreement and the requirements of the transfer agent unless the Company has used all reasonable efforts to issue and deliver said certificates):

                                                   Liquidated Damages
         No. Business Days Late                    Per $100,000 of Debenture
         ----------------------                    -------------------------

                   1                                        $100
                   2                                        $200
                   3                                        $300
                   4                                        $400
                   5                                        $500
                   6                                        $600
                   7                                        $700
                   8                                        $800
                   9                                        $900
                  10                                        $1,000
             over 10                                        $1,000 + $100 each
                                                            Business
                                                            Day Late
                                                            beyond 10
                                                            days but
                                                            in no
                                                            event
                                                            more than
                                                            $3,000.

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; provided, however, that the Company shall not be required to pay any liquidated damages as hereinabove set forth in the event that the Company has timely provided to the transfer agent of the Company the documentation necessary to issue to the Holder in question the stock certificate representing the shares of Common Stock issuable upon conversion of the Debenture by such Holder.

         The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt of the Company of such Holder's Notice of Conversion. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Subscriber in accordance with the terms of the Debenture.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:_____________________________

                                       BYRON PREISS MULTIMEDIA COMPANY, INC.


                                       By:____________________________________
                                       Title:_________________________________


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                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)



         The undersigned hereby irrevocably elects to convert $______________ of the above Debenture No. ___ into Shares of Common Stock of Byron Preiss Multimedia Company, Inc. (the "Company") according to the conditions set forth in such Debenture and Offshore Securities Subscription Agreement, as of the date written below.

         The undersigned represents that it is not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debenture on behalf of any U.S. Person or for the account or benefit of a U.S. Person and the representations contained in the Subscription Agreement are true and correct on the date hereof as though made on and as of the date hereof.

Date of Conversion_____________________________________________________________

Applicable Conversion Price____________________________________________________

Signature______________________________________________________________________
                                    [Name]

Address:_______________________________________________________________________

        _______________________________________________________________________

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